Exhibit 99.1

Announces the Acquisition of: June 24, 2019

1 Click to edit Master title style Forward Looking Statements and Safe Harbor Cautionary Language Concerning Forward - Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between 1 st Constitution Bank (the “Bank”), a wholly - owned subsidiary of 1 st Constitution Bancorp (the “Company” or “FCCY”), and Shore Community Bank (“SHRC”) (the “Merger”), constitute forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission (the “Commission”) . Such forward - looking statements include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions . Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward - looking statements, although not all forward - looking statements contain these identifying words . Readers should not place undue influence on these forward - looking statements, which are based upon the current beliefs and expectations of the management of the Company and SHRC . These forward - looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward - looking statements . Among the risks and uncertainties that could cause actual results to differ from those described in the forward - looking statements include, but are not limited to, the following : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of June 23 , 2019 , by and among the Company, the Bank and SHRC (the “Merger Agreement”) ; (2) the risk that SHRC’s shareholders may not adopt the Merger Agreement ; (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated ; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner ; (6) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated ; (7) the diversion of management’s time from ongoing business operations due to issues relating to the Merger ; (8) costs or difficulties relating to integration matters might be greater than expected ; (9) material adverse changes in the Company’s or SHRC’s operations or earnings ; (10) potential litigation in connection with the Merger ; (11) a decrease in the common stock price of the Company , under certain circumstances, could give SHRC the right to terminate the Merger Agreement ; (12) the inability to retain SHRC’s customers and employees ; and (13) the potential change in Federal tax law that could have a negative impact on the Company’s tax benefit from the Merger . There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on From 10 - K, which was filed with the Commission on March 15 , 2019 . Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability . The Company undertakes no obligation to update, alter, or otherwise revise any forward - looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise .

2 Click to edit Master title style Forward Looking Statements and Safe Harbor No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Additional Information and Where to Find It In connection with the proposed Merger, the Company intends to file a registration statement on Form S - 4 with the Commission . The Company may file other documents with the Commission regarding the proposed Merger . A definitive proxy statement/prospectus will be mailed to the shareholders of SHRC . INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement/prospectus, and other documents containing information about the Company at the Commission’s website at www . sec . gov . Copies of these documents may also be obtained from the Company (when available) by directing a request to Robert F . Mangano, President and Chief Executive Officer, 1 st Constitution Bancorp, at 2650 Route 130 North, P . O . Box 634 , Cranbury, New Jersey 08512 , telephone (609) 655 - 4500 . Certain Information Regarding Participants The Company, SHRC, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SHRC’s shareholders in respect of the proposed Merger . Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the Commission on March 15 , 2019 and can be obtained free of charge from the Commission’s website at www . sec . gov or from the Company by directing a request to Robert F . Mangano, President and Chief Executive Officer, 1 st Constitution Bancorp, at 2650 Route 130 North, P . O . Box 634 , Cranbury, New Jersey 08512 , telephone (609) 655 - 4500 . Information regarding the directors and executive officers of SHRC may be found in its proxy statement relating to its 2019 Annual Meeting of Shareholders, which can be obtained free of charge from Robert T . English, President and Chief Executive officer, Shore Community Bank, at 1012 Hopper Avenue, Toms River, New Jersey 08753 , telephone (732) 240 - 5800 . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available . The Company undertakes no obligation to update, alter, or otherwise revise these presentation materials, as a result of written or oral statements that may be made from time to time, whether as a result of new information, future events, or otherwise .

3 Click to edit Master title style $ 16 . 50 per share cash or 0 . 8786 shares of FCCY Transaction Overview 1) Based on a FCCY’s 6/21/19 closing price of $18.87. 2) Based on 3,123,456 shares of SHRC common stock outstanding and the cash out of 189,809 in - the - money options at $16.50 per share (less exercise cost ). 3) Subject to adjustment, as provided in the merger agreement. Stock consideration is capped at 1,509,348 shares of FCCY common sto ck. 4) Based on SHRC’s 6/21/19 closing price of $14.90. 5) Includes full impact of integration of operations in the first quarter of 2020 and accounting adjustments . Per Share Consideration $ 53 . 1 million Transaction Value¹ , ² 55 % stock / 45 % cash 3 Consideration Mix 1 , 509 , 348 shares of FCCY common stock Shares to be Issued Customary regulatory approvals (FDIC and State of New Jersey) SHRC shareholder approval Required Approvals Conducted comprehensive due diligence Due Diligence Fourth Quarter of 2019 Expected Closing Price / March 31 , 2019 TBV : 166 . 8 % Premium to SHRC Closing Price 4 : 11 . 0 % Price to March 31 , 2019 LTM Earnings : 13 . 3 x Price / 2020 Pro Forma Net Income 5 : 10 . 0 x Pricing Ratios Board Representation FCCY will appoint 1 SHRC director to its corporate and bank boards

4 Click to edit Master title style Total Assets : $ 273 . 9 million Gross Loans : $ 211 . 7 million Total Deposits : $ 240 . 3 million Total Equity : $ 31 . 8 million LTM Net Income : $ 4 . 0 million Tangible Book Value / Share : $ 10 . 19 LTM ROAA : 1 . 45 % LTM ROAE : 13 . 2 % LTM Efficiency Ratio : 53 . 2 % NPAs / Assets : 0 . 62 % NPAs excluding Performing TDRs/ Assets : 0 . 52 % Overview of Shore Community Bank Source: S&P Global Market Intelligence. Financial information as of March 31, 2019; market data as of June 21, 2019 . Ticker : SHRC Price : $ 14 . 90 Market Capitalization : $ 46 . 5 million 52 - Week High / Low : $ 16 . 25 / $ 11 . 87 52 Week Avg . Daily Volume : 2 , 468 Market Price / TBV : 146 . 2 % Branch Map

5 Click to edit Master title style • Extending FCCY’s branch presence into northern Ocean County – an excellent geographic fit – Ocean County provides attractive demographic and growth characteristics – largest population gain in the state between 2017 and 2018 • SHRC is a high quality community banking franchise in a market with few community bank options • FCCY and SHRC share a strong emphasis on credit and a focus on customer service • SHRC has : – Complimentary business focus – Available balance sheet liquidity – loan to deposit ratio is 88 . 12% – A highly attractive core deposit franchise with a cost of deposits equal to 0 . 84% – Strong profitability ▪ ROAA of 1 . 45% 1 ▪ ROAE of 13 . 20% 1 • C ompelling projected pro forma financial effects for FCC Y, which enhances enterprise value • Operational capacity to support increased operations • Leverages FCCY management’s demonstrated M&A capabilities • Combination creates attractive impact on estimated pro forma EPS ( 17 . 6 % accretive in 2020 and 21 . 1 % accretive in 2021 ) 2 Transaction Rationale Source: S&P Global Market Intelligence. A s of or for the quarter ended 3/31/2019. 1) For the LTM ended 3/31/19. 2) Based on S&P Global Market Intelligence average consensus EPS estimates for FCCY of $1.58 for 2019 and $1.60 for 2020 . Strategic Rationale

6 Click to edit Master title style EPS Impact 3 Valuation and Deal Overview $ 4 . 0 million, pre - tax ; $ 2 . 9 million, after - tax One - time Expenses $ 5 . 6 million, pre - tax ( 2 . 6 % of gross loans) Gross Credit Mark $ 2 . 8 million or 42 . 3% , pre - tax Anticipated Cost Savings $ 1 . 97 per share or 13 . 1 % of dilution with crossover earn back of 4 . 7 years TBV Per Share Impact 3 $ 0 . 28 per share or 17 . 6 % accretive to 2020 E EPS and $ 0 . 35 per share or 21 . 1 % accretive to 2021 E EPS Approximately 9 . 0 % at closing TCE / TA at Closing 3,4 1) Based on SHRC’s 6/21/2019 closing price of $14.90. 2) Includes full impact of integration of operations in the first quarter of 2020 and accounting adjustments. 3) Based on S&P Global Market Intelligence average consensus EPS estimates of $1.58 for 2019 and $1.60 for 2020. 4) Defined as tangible common equity as a percentage of tangible assets. Meet or exceed standards to remain “well - capitalized” Pro Forma Regulatory Capital Ratios 2 . 00 % amortized sum of the years digits over 10 years Core Deposit Intangible IRR in excess of 18 % Internal Rate of Return Price / March 31 , 2019 TBV : 166 . 8 % Premium to SHRC Closing Price 1 : 11 . 0 % Price to March 31 , 2019 LTM Earnings : 13 . 3 x Price / 2020 Pro Forma Net Income 2 : 10 . 0 x Pricing Ratios

7 Click to edit Master title style Pro Forma Branch Map 1) As of March 31, 2019; does not include purchase accounting adjustments. 2) Based on FCCY’s 6/21/19 stock price of $18.87 per share. Source: S&P Global M arket Intelligence. Summary Pro Forma Information¹ Total Assets : $ 1 , 465 million Gross Loans : $ 1 , 087 million Total Deposits : $ 1 , 235 million Market Capitalization² : $ 191 . 2 million Branches : 26 Counties Served : 6 (FCCY) 1 st Constitution Bancorp (SHRC) Shore Community Bank US Branches: Current US Branches: Current

8 Click to edit Master title style Market Demographics Source: S&P Global Market Intelligence. Deposits as of 6/30/2018. 2019-2024 2019 2019-2024 Deposits Deposit 2010-2019 Projected Median Projected # in Market 2019 Pop. Pop. Household HH Income Market of Market Share Total Change Change Income Change Rank Branches ($000s) (%) Pop. (%) (%) ($) (%) New Jersey (NJ) Shore Community Bank Ocean 14 5 250,646 1.59 603,743 4.71 2.70 68,024 6.17 1st Constitution Bancorp Middlesex 15 6 420,904 1.20 847,762 4.68 2.25 90,068 9.98 Monmouth 18 8 245,082 1.01 625,511 (0.77) 0.30 97,759 9.05 Somerset 12 2 169,121 1.27 337,300 4.28 2.15 115,325 10.06 Mercer 15 4 94,007 0.60 376,021 2.59 1.54 83,451 7.16 Bergen 44 1 28,064 0.05 956,674 5.70 2.76 100,667 8.87 County

9 Click to edit Master title style Compelling Demographic Profile Source: S&P Global Market Intelligence and the Federal Financial Institutions Examination Council. 1) 2018 median family income is based off the U.S. Census Tract area in which the branch resides. Proj. 5 - Year Population Growth Median HHI Proj. 5 - Year Median HHI Growth Median Family Income by Branch Area (1) Key Commentary • The acquisition of Shore Community Bank serves as a great entry into northern Ocean County . • Ocean County was one of only two counties in New Jersey to experience positive net migration since 2010 . • Between 2017 and 2018 , Ocean County had the largest population gain in the state with over 6 , 000 people moving into the county . • Manahawkin, home to Shore Community Bank’s largest branch by deposits, is situated at the sole roadway onto Long Beach Island, a popular vacation region for families from New Jersey, New York and Pennsylvania . Branch Address, Town Estimated 2018 Median Family Income 1012 Hooper Ave., Toms River $79,451 201 Main Street, Toms River $99,083 1216 Route 37 E., Toms River $114,793 1130 E. Veterans Hwy., Jackson $106,813 280 Route 72 E., Manahawkin $91,923

10 Click to edit Master title style Loan Composition as of March 31, 2019 ($000s) 1st Constitution Bancorp (1) Shore Community Bank (2) Pro Forma Total Loans = $875,502 Total Loans = $211,745 Total Loans = $1,087,247 Average Yield = 5.55% Average Yield = 5.25% Average Yield = 5.49% Deposit Composition as of March 31, 2019 ($000s) (1) 1st Constitution Bancorp (1) Shore Community Bank (2) Pro Forma Total Deposits = $995,205 Total Deposits = $240,292 Total Deposits = $1,235,497 Cost of Deposits = 0.97% Cost of Deposits = 0.84% Cost of Deposits = 0.94% Demand Deposits 21.4% NOW & Other Accounts 32.5% Savings & MMDA 19.3% Retail Time Deposits 6.2% Jumbo Time Deposits 20.5% 1 - 4 Family 12.1% Home Equity 3.6% Multifamily 3.6% Comm. RE 44.8% C&I 19.5% C&D 16.0% Consumer 0.1% Farm & Agriculture 0.1% Other 0.1% 1 - 4 Family 8.2% Home Equity 3.4% Multifamily 4.5% Comm. RE 42.6% C&I 22.9% C&D 18.0% Consumer 0.1% Farm & Agriculture 0.1% Other 0.2% Demand Deposits 24.8% NOW & Other Accounts 14.3% Savings & MMDA 28.5% Retail Time Deposits 28.6% Jumbo Time Deposits 3.8% Demand Deposits 22.1% NOW & Other Accounts 29.0% Savings & MMDA 21.1% Retail Time Deposits 10.6% Jumbo Time Deposits 17.3% 1 - 4 Family 28.5% Home Equity 4.6% Multifamily 0.0% Comm. RE 53.9% C&I 5.3% C&D 7.6% Consumer 0.1% Farm & Agriculture 0.1% Other 0.0% Pro Forma Loan & Deposit Composition 1) Based on bank holding company financial statements 2) Based on SHRC internal financials Source: S&P Global M arket Intelligence.

11 Click to edit Master title style • Opportunity to acquire a high performing community bank operating in an attractive and stable market • Strategic acquisition that improves franchise value of FCCY’s strong footprint in central New Jersey • Builds upon FCCY’s 2014 acquisition of Rumson - Fair Haven Bank & Trust Company and FCCY’s 2018 acquisition of New Jersey Community Bank in Monmouth county • Provides significant loan and deposit growth opportunities and revenue expansion opportunities • Expected to be significantly accretive to EPS per share – $ 0 . 28 per share or 17 . 6 % accretive to 2020 E EPS 1 – $ 0 . 35 per share or 21 . 1 % accretive to 2021 E EPS 1 • Projected IRR over 18 % Conclusions 1) Based on S&P Global Market Intelligence average consensus EPS estimates of $1.58 for 2019 and $1.60 for 2020.